Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into as of December 14, 2016, by and among INTERSECTIONS INC., a Delaware corporation ("Intersections" or the "Borrower Representative"), INTERSECTIONS ENTERPRISES INC., a Delaware corporation ("Enterprises"), INTERSECTIONS HOLDINGS INC., a Delaware corporation ("Holdings"), IISI INSURANCE SERVICES INC., an Illinois corporation formerly known as IISI Inc. and Intersections Insurance Services Inc. ("IISI"), CAPTIRA ANALYTICAL, LLC, a Delaware limited liability company ("Captira"), I4C INNOVATIONS INC., a Delaware corporation ("i4c" and together with Intersections, Enterprises, Holdings, IISI, and Captira, each individually, a "Borrower" and collectively, the "Borrowers"), CRYSTAL FINANCIAL SPV LLC, a Delaware limited liability company (a "Term Lender"), CRYSTAL FINANCIAL LLC, a Delaware limited liability company, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Credit Parties party thereto from time to time, the Term Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 21, 2016 (as may amended, amended and restated, refinanced, replaced, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Term Lenders have made certain term loans and other financial accommodations available to the Borrowers upon the terms and conditions set forth therein;
WHEREAS, the Borrower Representative has informed the Administrative Agent of its intention to conduct an orderly sale, wind-down, liquidation or dissolution of i4c, IISI and Captira;
 WHEREAS, in order to consummate such a sale, wind-down, liquidation or dissolution, the Borrowers have requested, among other things, that certain provisions of the Credit agreement be amended; and
WHEREAS, the Administrative Agent and the Term Lenders are willing to amend certain provisions of the Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Administrative Agent and the Term Lenders party hereto do hereby agree as follows:
1.            Amendments to the Credit Agreement. Subject to and upon the satisfaction of the conditions set forth in Section 2 hereof on the First Amendment Effective Date (as defined below), and as of the First Amendment Effective Date, the Credit Agreement (including the schedules and exhibits thereto) is hereby amended as set forth on Exhibit A attached hereto, such that stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~ or ~~stricken text~~) shall be deemed to be deleted therefrom and all newly inserted double-underlined text (indicated textually in the same manner as the following example:  double-underlined text or double-underlined text) and any formatting changes shall be deemed to be inserted. In addition, as of the First Amendment Effective Date, Exhibit C (Form of Compliance Certificate) to the Credit Agreement shall be replaced by the Form of Compliance Certificate attached hereto as Exhibit B.
2.            Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective as of the date upon which each of the following conditions has been satisfied in full in the Administrative Agent's sole discretion (such date, the "First Amendment Effective Date"):
(a)            the Administrative Agent shall have received one or more counterparts of this Amendment duly executed and delivered by the Borrowers and the Term Lenders;

(b)            Borrowers shall have paid to Agent, for the ratable benefit of each of the Term Lenders signatory to this Amendment, an amendment fee in an aggregate amount equal to $100,000, which shall be fully earned, due and payable on the date hereof; and

(c)            the Administrative Agent and Term Lenders shall have received such other assurances, certificates, documents, consents or opinions as the Administrative Agent or Term Lenders reasonably may require, each in form and substance reasonably satisfactory to the Administrative Agent and Term Lenders.
3.            Consent to Sale of Assets. Subject to and upon the terms contained within the Credit Agreement, as amended by this Amendment, the Administrative Agent and the Required Lenders consent to the sale of Capital Stock, wind-down or other disposition of all of the assets of i4c, Captira, Holdings, and the Habits at Work Business in one or a series of related transactions and the dissolution of i4c, Captira, and Holdings; provided, that each such transaction constitutes a Wind-Down Event.
4.            Confirmation Regarding Post-Closing Obligations.  The Administrative Agent confirms that the Credit Parties have complied with each of the covenants contained, as of the Closing Date, in Schedule 6.18 on or before the time periods prescribed therein or such compliance has been waived by the Administrative Agent.
5.            Representations And Warranties.  Each Borrower and each other Credit Party hereby represent and warrant to the Administrative Agent and the Term Lenders as follows:
(a)            The execution, delivery and performance by each Credit Party of this Amendment and the performance by such Credit Party of its obligations and agreements under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Credit Party's certificate or articles of incorporation (or equivalent thereof), (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation (other than the creation of Liens under the Loan Documents) to which such Credit Party is a party or affecting such Credit Party or the properties of such Credit Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Credit Party or its property is subject; or (iii) violate any Law, except to the extent that any such violation, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)            This Amendment has been duly executed and delivered by such Credit Party.  Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law.
(c)            No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by any Credit Party of this Amendment or the Credit Agreement as amended hereby.
(d)            Each of the representations and warranties of the Borrowers and each other Credit Party contained in the Loan Documents is true and correct in all material respects (but without any duplication of any materiality qualifications) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (but without any duplication of any materiality qualifications) as of such earlier date.
(e)            No Default or Event of Default exists, and after giving effect to this Amendment, no Default or Event of Default shall exist or arise therefrom.
6.            Release.  As a material inducement to the Administrative Agent and each Term Lender entering into this Amendment, which is to the direct advantage and benefit of the Borrowers and the other Credit Parties, each Credit Party, for itself and its respective Affiliates, does hereby release, waive, relinquish, acquit, satisfy and forever discharge the Administrative Agent and each Term Lender, and each other Secured Party and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, Affiliates, successors and assigns of each such Person (collectively the "Discharged Parties" and each a "Discharged Party"), from any and all manner of debts, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, costs, losses, deficiencies, diminution in value, disbursements, obligations, expenses, damages, judgments, executions, actions, suits, claims, counterclaims, demands, defenses, setoffs, objections, adverse consequences, amounts paid in settlement,  and causes of action of any nature whatsoever, whether at law or in equity or otherwise, either now accrued or hereafter maturing and whether known or unknown, fixed or contingent, direct or indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, which such Credit Party or such Affiliate now has or hereafter can, shall or may have by reason of any matter, cause, thing or event occurring on or prior to the First Amendment Effective Date arising out of, in connection with or relating to (a) the Obligations, including, but not limited to, the administration or funding thereof, (b) any of the Loan Documents or the indebtedness evidenced and secured thereby, and (c) any other agreement or transaction between any Credit Party or Affiliate and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein, except that this Section 6 shall not waive or release any of the Term Lenders', the Administrative Agent's, or any other Discharged Party's contractual obligations under the Credit Agreement or any of the other Loan Documents.
7.            Reaffirmation and Confirmation.  The Credit Parties hereby (a) acknowledge and reaffirm their respective obligations as set forth in each Loan Document (as amended or otherwise modified by this Amendment), (b) agree to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to them set forth in each Loan Document (as amended or otherwise modified by this Amendment), which remain in full force and effect, and (c) confirm, ratify and reaffirm that (i) the guarantees and indemnities given by them or any other Credit Party pursuant to the Credit Agreement and/or any other Loan Documents continue in full force and effect, following and notwithstanding, the amendments thereto pursuant to this Amendment; and (ii) the security interest granted to the Administrative Agent, for the benefit of each Secured Party, pursuant to the Loan Documents in all of their right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of the Administrative Agent, for the benefit of each Secured Party, with the same force, effect and priority in effect immediately prior to entering into this Amendment.
8.            Estoppel. To induce the Administrative Agent and the Term Lenders to enter into this Amendment, each Credit Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, to the knowledge of each Credit Party, there exists no right of offset, defense, counterclaim or objection in favor of such Credit Party as against the Administrative Agent or any Term Lender with respect to the Obligations.
9.            Provisions Of General Application.
(a)            Effect of this Amendment.  Except as set forth in Section 1 and Section 3 of this Amendment, no other changes, modifications, waivers or forbearances to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Fourth Amendment Effective Date.  To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall govern and control.  The Credit Agreement and this Amendment shall be read and construed as one agreement.
(b)            Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
(c)            Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by the Administrative Agent or any Term Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Term Lenders to rely upon them.
(d)            Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.
(e)            Reviewed by Attorneys.  Each Credit Party represents and warrants to the Administrative Agent and the Term Lenders that it (i) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment and each other document executed in connection herewith with, such attorneys and other persons as such Credit Party may wish, and (iii) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person.  The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.
(f)            Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401 and §5-1402)).
(g)            Counterparts.  This Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic imaging means shall be as effective as delivery of a manually executed counterpart hereof.
(h)            Entire Agreement.  The Credit Agreement as modified by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrowers have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:

INTERSECTIONS INC., a Delaware corporation, as the Borrower Representative

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer

INTERSECTIONS ENTERPRISES INC., a Delaware corporation, as a Borrower

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer

INTERSECTIONS HOLDINGS INC., a Delaware corporation, as a Borrower

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer

IISI INSURANCE SERVICES INC., an Illinois corporation, as a Borrower

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer

CAPTIRA ANALYTICAL, LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer

I4C INNOVATIONS INC., a Delaware corporation, as a Borrower

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

CRYSTAL FINANCIAL LLC, as Administrative Agent

By:	/s/ Rebecca E. Tarby
Name:	Rebecca E. Tarby
Title:	Managing Director

TERM LENDERS:

CRYSTAL FINANCIAL SPV LLC, as a Term Lender

By:	/s/ Rebecca E. Tarby
Name:	Rebecca E. Tarby
Title:	Managing Director

[Crystal/INTX - Signature Page to First Amendment to Credit Agreement]

EXHIBIT A

AMENDMENTS TO CREDIT AGREEMENT

Please see attached.

EXHIBIT B

AMENDED FORM OF COMPLIANCE CERTIFICATE

Please see attached.